Exhibit 10.1

SITE Centers Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

September 22, 2026

Curbline Properties Corp.

Curbline Properties LP
320 Park Avenue

27th Floor

New York, NY 10022

Ladies and Gentlemen:

On October 1, 2024, SITE Centers Corp. (“SITC”) completed the separation of its convenience retail property business into a separate publicly traded company named Curbline Properties Corp. (“CURB”). In connection with the spin-off, on October 1, 2024, SITC, CURB and Curbline Properties LP (“CURB OP”) entered into that certain Separation and Distribution Agreement (the “SDA”). In addition, in connection therewith, on the date thereof, SITC, CURB and CURB OP entered into that certain Shared Services Agreement (the “SSA”), pursuant to which, among other things, the parties established various shared services, office sharing and post-separation arrangements. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the SSA and the SDA, as applicable.

Notwithstanding any provision to the contrary in the SSA or the SDA, as may be applicable, the parties hereby agree as follows:

1.
SSA Matters.
a.
New Lease. Notwithstanding Section 5(c) of the SSA, the parties agree that, in lieu of CURB OP exercising the lease option contemplated thereby, SITC and CURB OP hereby agree that an affiliate of SITC and an affiliate of CURB OP shall enter into a new lease attached hereto as Exhibit A (the “New Lease”), which New Lease shall be effective as of September 22, 2026. Upon execution of the New Lease, CURB OP shall have no further right to exercise the lease option under the SSA, and such lease option shall thereafter terminate and be of no further force or effect.
b.
Leased Shared Corporate Offices. Notwithstanding the access and use rights granted pursuant to Section 5(a) of the SSA, CURB OP’s right under the SSA to occupy the Leased Shared Corporate Offices: (i) located at 1900 Corporate Blvd. NW, Suite 325E, Boca Raton, FL 33431 shall terminate effective December 31, 2026, and (ii) located at 320 Park Avenue, 27th Floor, New York, NY 10022 (the “New York Office”) shall terminate effective as of June 30, 2027.

c.
Certain New York Office Furniture. In connection with the foregoing and notwithstanding any provision to the contrary in the SSA, SITC hereby agrees that CURB OP may, without additional consideration, remove from the New York Office such furniture and furnishings as CURB OP elects, provided that such removal is completed on or prior to June 30, 2027 and is undertaken at CURB OP’s sole cost and expense.

2. SDA Matter. CURB hereby irrevocably waives and relinquishes any and all rights it may have under Section 8.4 of the SDA to exercise the Purchase Option set forth therein, and agrees that Section 8.4 of the SDA is of no further force or effect from and after the date hereof.

This letter supplements the SSA and the SDA, as applicable, and, to the extent of any conflict between the SSA and the SDA on the one hand, as applicable, and this letter on the other hand, the terms of this letter shall control. Except as expressly provided in this letter, nothing contained herein shall constitute a waiver, amendment or modification to any provision of the SSA or the SDA, each of which shall remain otherwise in full force and effect.

This letter may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Delivery of an executed counterpart by electronic means shall be effective.

This letter shall in all respects be governed by, and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of Delaware applicable to agreements made and to be performed including all matters of construction, validity and performance.

[Signature Pages Follow]

[Signature Page to Letter Agreement]

If the above correctly reflects our understanding and agreement with respect to the foregoing matters, please confirm by endorsing the enclosed copy of this letter.

With regards,

SITE CENTERS CORP.

By: /s/ Aaron Kitlowski

Name: Aaron Kitlowski

Title: EVP, General Counsel and Secretary

Accepted and Agreed to by:

CURBLINE PROPERTIES CORP.

By: /s/ Lesley H. Solomon

Name: Lesley H. Solomon

Title: EVP, General Counsel and Secretary

CURBLINE PROPERTIES LP

By: Curbline Properties Corp., its General Partner

By: /s/ Lesley H. Solomon

Name: Lesley H. Solomon

Title: EVP, General Counsel and Secretary

[Signature Page to Letter Agreement]